Exhibit 99.1

FOR IMMEDIATE RELEASE:

November 21, 2016

INTERNATIONAL ISOTOPES INC. SUBMITS ABBREVIATED NEW

DRUG APPLICATION FOR SODIUM IODIDE I-131

The Company’s I3odine/MAXTM Product Is The First Generic Drug Application

Submitted To The FDA For Sodium Iodide Oral Solution Or Capsules

Idaho Falls, ID.  November 21, 2016 – International Isotopes Inc. (OTCQB: INIS) (the “Company”) announces that it has submitted an abbreviated new drug application (aNDA) to the U.S. Food and Drug Administration (FDA) for its I3odine/MAXTM sodium iodide radiopharmaceutical product.  This is the first application submitted to the FDA by any company for a generic sodium iodide product, and that status should justify an expedited FDA review.

Steve T. Laflin, President and CEO of the Company, said, “Our submittal of this application is a significant milestone for the Company.  For many decades sodium iodide has proven itself to be an essential product for the treatment and diagnosis of diseases of the thyroid, thyroid cancer, and hyperthyroidism and for use in investigational and clinical trials for the treatment of breast, lung, prostate, and ovarian cancers. We believe that, if approved, our I3odine/MAXTM product will offer distinct advantages to patients, pharmacies, and hospitals while being very competitively priced.  Current sales of our radiochemical sodium iodide product are already a significant percentage of the Company’s total revenue, and we expect that after FDA approval, sales of the I3odine/MAXTM drug product could have a significant positive impact on Company revenue.”

“With this product submittal to the FDA, we intend to now shift our focus to address preparing submittals for other radiopharmaceutical products we have identified for our new product pipeline.”

About International Isotopes Inc.

International Isotopes Inc. manufactures a full range of nuclear medicine calibration and reference standards, manufactures a variety of cobalt-60 products such as teletherapy sources, and provides a wide range of radiological field services on a contract basis to clients.  The Company also provides a wide selection of radioisotopes and radiochemicals for medical devices, calibration, clinical research, life sciences, and industrial applications.

International Isotopes Inc. Safe Harbor Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements with respect to revenue performance within any of the Company’s business segments, the success of new products, and regulatory approvals.  Information contained in such forward-looking statements is based on current expectations and is subject to change.  These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Other factors, which could materially affect such forward-looking statements, can be found in the Company’s filings with the Securities and Exchange Commission at www.sec.gov, including our Annual Report on Form 10-K for the year ended December 31, 2015.  Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

FOR MORE INFORMATION CONTACT:

David Drewitz

Creative Options Communications

Investor and Public Relations

david@creativeoptionscommunications.com

www.creativeoptionsmarketing.com

Phone:  972-814-5723

For more information, please visit the Company web site:  www.internationalisotopes.com

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